VESSELS	9 Months Ended
Sep. 30, 2017
VESSELS [Abstract]
VESSELS
5. VESSELS

Vessels, net, consist of the carrying value of 30 vessels and 29 vessels as of September 30, 2017 and December 31, 2016, respectively. Vessels, Net, includes capitalized unamortized drydocking costs.

Depreciation is calculated based on cost less estimated residual value of $4.0 million per vessel over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD '000	September 30, 2017	December 31, 2016
Vessels	1,768,784	1,700,040
Drydocking	119,324	99,153
Total	1,888,108	1,799,193
Less Accumulated Depreciation	(817,513)	(741,144)
Vessels, net	1,070,595	1,058,049

For the nine months ended September 30, 2017, the Company paid $14.9 million in drydocking charges, compared to $6.0 million for the nine months ended September 30, 2016.

Impairment Loss on Vessels
The Company reviewed its assets for impairment on an asset by asset basis. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of September 30, 2017 and December 31, 2016 it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated freight rates. Freight rates are volatile and the analysis is based on market rates obtained from third parties, adjusted for the historical achieved rates by the Company.